Supplement Dated September 28, 2017

To Prospectus dated May 1, 2017

SUPPLEMENT

To Prospectus of Mutual of America Life Insurance Company Separate Account No. 3

Variable Universal Life Insurance Policy

Currently, the investment adviser for the American Century VP Capital Appreciation Fund reimburses us for our administrative expenses at an annual rate of 0.25% of the assets invested in the Separate Account Fund for which the American Century VP Capital Appreciation Fund is the Underlying Fund (“American Century Separate Account Fund”). We apply all such reimbursements, to the extent received by us, to reduce Total Separate Account Annual Expenses for your Account Value invested in the American Century Separate Account Fund.

Effective on or about October 9, 2017, all assets of the American Century Separate Account Fund will be invested in a new share class of the American Century VP Capital Appreciation Fund with Total Annual Fund Operating Expenses of 0.65% (the “New Share Class”), rather than the current share class with Total Annual Fund Operating Expenses of 1.00%. Currently the Fund’s advisor has agreed to waive 0.04 percentage points of the Fund’s management fee, resulting in Total Annual Fund Operating Expenses after the fee waiver of 0.61% for the New Share Class and 0.96% for the current share class.* As of that date, the investment adviser for the American Century VP Capital Appreciation Fund will cease to reimburse us for administrative expenses, and therefore no further reductions to the Total Separate Account Annual Expenses for your Account Value invested in the American Century Separate Account Fund will occur as a result of discontinuing the reimbursement arrangement. However, investment in the New Share Class will result in an overall reduction in expenses for investors that invest in American Century Separate Account Fund.

Accordingly, in each section of the Prospectus that refers to Adviser Reimbursements, all references to the American Century VP Capital Appreciation Fund have been removed; including text in the “Adviser Reimbursements” footnote in the “Annual Separate Account Expenses” Table in the “TABLES OF CHARGES” section, and in the section entitled “Administrative Charges.” All references to American Century and American Century VP Capital Appreciation Fund have also been removed from the “Mortality and Expense Risk Fees” section under the subheading entitled “Separate Account Charge Reduction – Reimbursement from American Century, T. Rowe Price, PIMCO and Fidelity.”

Additionally, in the “TABLES OF ANNUAL EXPENSES” section, the Maximum stated for the Total Annual Underlying Fund Operating Expenses has been reduced from 1.00% to 0.85%.

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If you have any questions regarding this supplement or if you wish to receive a Prospectus or Brochure for your Contract or prospectuses for the Underlying Funds available under your Contract, please contact us at 1-800-574-9267.

*

The adviser of the American Century VP Capital Appreciation Fund has agreed to waive 0.04 percentage points of the Fund’s management fee for all share classes and cannot terminate this waiver prior to July 31, 2018, without the approval of the Board of Directors of the Fund.

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